UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         MARCH 5, 2003
                                                 -------------------------------


                             LINCORP HOLDINGS, INC.
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             (Exact name of registrant as specified in its chapter)


         DELAWARE                        1-8249                 23-2161279
------------------------------    --------------------   -----------------------
 (State of other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)           Identification No.)


             3900 Park Ave., Suite 102
                    Edison, NJ                                    08820
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         (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code          732-494-9455
                                                   -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)




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Item 4.  Changes in Registrant's Certifying Accountant.

a) On March 5, 2003, KPMG LLP ("KPMG") resigned as the independent public accountants for Lincorp Holdings, Inc. (the "Company"). KPMG's reports on the Company's financial statements for each of the years ended December 31, 2001 and 2000 contained a going concern qualification. The going concern qualification was reported because as of December 31, 2001 and 2000 the Company was in default on several of its credit facilities, had approximately $175 million of indebtedness and accrual interest and had a net capital deficiency of approximately $179 million.

       During the year ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

       The Company has provided KPMG with a copy of the foregoing disclosures. Attached as Exhibit 1 is a copy of KPMG's letter, dated March 11, 2003, stating its agreement with such statements.

b) On March 10, 2003, the Company engaged Postlethwaite & Netterville ("P&N") to serve as the Company's independent public accountants for the year ended December 31, 2002. The appointment of P&N was authorized by the Company's Board of Directors.

       During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult P&N with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LINCORP HOLDINGS, INC.
                                                 ----------------------------
                                                         Registrant


                                                      /s/ JACK R. SAUER
                                                 ----------------------------
                                                        Jack R. Sauer
                                                          President

Date:  March 12, 2003











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